CONFIDENTIAL TREATMENT REQUESTED

Exhibit 10.25

THIRD AMENDMENT TO AGREEMENT AND PLAN OF MERGER

FIRST AMENDMENT TO LICENSE AGREEMENT

This THIRD AMENDMENT TO AGREEMENT AND PLAN OF MERGER and FIRST AMENDMENT TO LICENSE AGREEMENT (this “Third Amendment”), is entered into as of December [ 18 ], 2018 (the “Third Amendment Effective Date”), by and among AbbVie S.A.r.l., a corporation organized under the laws of Luxembourg (“Buyer”), Synlogic IBDCo, Inc., a Delaware corporation (the “Company”) and Synlogic Operating Company, Inc., a Delaware corporation formerly known as, and as successor to, Synlogic, LLC (the “Parent”).

RECITALS

WHEREAS, Buyer, Company, Parent, Suffolk Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Synlogic, Inc., a wholly-owned subsidiary of the Parent (“Synlogic”), and certain individuals (the “Founders”) (each of the Founders, Buyer, Merger Sub, Company, Parent and Synlogic are sometimes referred to herein individually as a “Party,” and collectively as the “Parties”), entered into an Agreement and Plan of Merger, dated as of July 16, 2015 (as amended, the “Merger Agreement”; capitalized terms not otherwise defined herein shall the respective meanings assigned to such terms in the Merger Agreement);

WHEREAS, Parent and Company entered into a License Agreement dated as of July 16, 2015 (as amended, the “License Agreement”);

WHEREAS, Buyer, Parent and the Company first amended the Merger Agreement pursuant to that certain First Amendment to Agreement and Plan of Merger dated as of December 14, 2015;

WHEREAS, Buyer, Parent and the Company also amended the Merger Agreement pursuant to that certain Second Amendment to Agreement and Plan of Merger dated as of September 27, 2018;

WHEREAS, pursuant to Section 12.6(c) of the Merger Agreement, the Merger Agreement may be amended by Buyer, Parent and the Company;

WHEREAS, pursuant to Section 9.9 of the License Agreement, the License Agreement may be amended by Buyer, Parent and the Company; and

WHEREAS, Buyer has provided its written consent to Parent’s termination of the University Licenses and, in connection therewith, the Parties desire to further amend the Merger Agreement and to amend the License Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions contained in this Third Amendment, the Parties agree as follows:

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.Amendments to ARTICLE I of the Merger Agreement

a.	The definition of “[***]” set forth in Section 1.13 of the Merger Agreement is hereby deleted in its entirety and replaced with “1.13 [Intentionally Omitted]”.
b.	The definition of “[***]” set forth in Section 1.139 of the Merger Agreement is hereby deleted in its entirety and replaced with “1.139 [Intentionally Omitted]”.
c.

The definition of “University Licenses” set forth in Section 1.214 of the Merger Agreement is hereby deleted in its entirety and replaced with the following new Sections and definitions in the appropriate alphabetical order:

“Section 1.214“University Party” means either [***], their respective Affiliates or any combination thereof.

Section 1.214A“University Patent Right” means any Patent Right that (i) was, or absent termination would have been, the subject of the [***] among [***] or (ii) was, or absent termination would have been, the subject of the [***] between [***].”

2.Amendment to Section 2.10(c)(ii) of the Merger Agreement.

Section 2.10(c)(ii) of the Merger Agreement is hereby amended by inserting the following sentence at the end thereof:

“Notwithstanding the foregoing and the last sentence of Section 2.10(c)(iii), in the event that, after the Closing Date, Buyer determines that it is necessary to enter into an agreement negotiated on arms’ length terms with [***] in order to obtain a license under any [***] owned or controlled by [***] in a particular country or other jurisdiction which, but for such license, would be infringed by the manufacture, use or sale of such Product in such country or other jurisdiction, Buyer shall be entitled to deduct [***] actually paid to [***] from [***] that would otherwise be owed under this Section 2.10(c) with respect to [***] in the applicable country or other jurisdiction.”

3.Amendments to ARTICLE I of the License Agreement

a.	The definition of “[***]” set forth in Section 1.7 of the License Agreement is hereby deleted in its entirety and replaced with “1.7 [Intentionally Omitted]”.
b.	The definition of “[***]” set forth in Section 1.36 of the License Agreement is hereby deleted in its entirety and replaced with “1.36 [Intentionally Omitted]”.

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

4.General Amendment to Merger Agreement.

a.

The Merger Agreement is further amended by deleting all references to the “University Licenses”, the “[***]” and the “[***]”, including any and all terms and conditions in the Merger Agreement pertaining to the such references (including without limitation such references to the University Licenses, [***] and/or [***], as the case may be, in Sections 4.2(h), 5.13(q), 5.13(r), 7.1(b)(xiv) and 7.15 of the Merger Agreement.

b.

For avoidance of doubt, the terms and conditions of the Merger Agreement shall, unless the context expressly requires otherwise, shall be interpreted to account for the termination of the University Licenses.

5.General Amendment to License Agreement.

a.

The License Agreement is further amended by deleting all references to the “[***]” and the “[***]”, including any and all terms and conditions in the License Agreement pertaining to such references (including without limitation Sections 2.5, 2.6 and 6.2 of the License Agreement).

b.

For avoidance of doubt, the terms and conditions of the License Agreement shall, unless the context expressly requires otherwise, shall be interpreted to account for the termination of the [***] and the [***].

5.

Jurisdiction.  This Third Amendment was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Third Amendment.  This Third Amendment and all disputes arising out of or related to this Third Amendment or any breach hereof shall be governed by and construed under the laws of the State of Delaware, USA, without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction.

6.

Certain Conflicts.  Where there is any conflict between the terms of this Third Amendment and the terms of the Merger Agreement, the License Agreement or any other agreement between the Parties (or their respective Affiliates), the terms of this Third Amendment shall prevail.

7.	Effect of Amendment. Except as expressly set forth in this Third Amendment, all other terms of the Merger Agreement and the License Agreement shall apply and remain in full force and effect.
8.

Counterparts.  This Third Amendment may be executed in one (1) or more counterparts, by original, facsimile or PDF signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures to this Third Amendment transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.

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Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have executed this Third Amendment by their duly authorized officers as of the Third Amendment Effective Date.

ABBVIE S.Ȧ.R.L.		SYNLOGIC OPERATING COMPANY, INC.

By:	/s/ Sophie Morlet	By:	/s/ Aoife Brennan
Name:	Sophie Morlet	Name:	Aoife Brennan
Title:	Category A Manager	Title:	President and CEO

SYNLOGIC IBDCo, INC.

By:	/s/ Aoife Brennan
Name:	Aoife Brennan
Title:	President and CEO

Portions of this Exhibit, indicated by the mark “[***]”, were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.